Important Notice
The information included in this financial supplement is unaudited and intended for informational purposes only.

Athene Holding Ltd. (AHL) is a subsidiary of Apollo Global Management, Inc. The financial statements and exhibits included in this financial supplement should be read in conjunction with AHL’s reports and other filings with the US Securities and Exchange Commission, including its reports on Form 10-K, Form 10-Q and Form 8-K. This financial supplement does not constitute an offer to sell, or the solicitation of an offer to buy, any security of AHL, and nothing in this financial supplement shall in any way be relied on in connection with investment decisions. Each recipient of the information contained in this financial supplement is responsible for making its own independent assessment of the business, financial condition, prospects, status and affairs of AHL.

AHL undertakes no obligation to update or correct the information in this financial supplement. AHL makes no representation or warranty, express or implied, with respect to the fairness, correctness, accuracy, reasonableness or completeness of any of the information contained in this financial supplement. AHL does not accept any liability whatsoever for any direct, indirect or consequential losses (in contract, tort or otherwise) arising from the use of this financial supplement or its contents or any reliance on the information contained herein.

This financial supplement includes certain non-GAAP measures, including net investment earnings, cost of funds, other operating expenses, spread related earnings, net investment spread, net spread, adjusted senior debt-to-capital ratio, adjusted leverage ratio, net invested assets, net reserve liabilities, spread related earnings - excluding notable items, net investment spread - excluding notable items and net spread - excluding notable items. Management believes the use of these non-GAAP measures (which are defined and discussed in greater detail and reconciled elsewhere in this financial supplement), together with the relevant GAAP measures, provides information that may enhance an investor’s understanding of AHL’s results of operations and the underlying profitability drivers of AHL’s business. These measures should be considered supplementary to AHL’s results in accordance with US GAAP and should not be viewed as a substitute for the corresponding US GAAP measures.

Financial Highlights Unaudited (in millions, except percentages)

	Quarterly Trends					Δ		Year-to-Date		Δ
	2Q’23	3Q’23	4Q’23	1Q’24	2Q’24	Q/Q	Y/Y	2023	2024	Y/Y
SELECTED INCOME STATEMENT DATA
GAAP
Net income available to AHL common stockholder	$396	$442	$2,925	$1,147	$583	(49)%	47%	$1,117	$1,730	55%
Return on assets (ROA)	0.60%	0.66%	4.10%	1.48%	0.71%	(77)bps	11bps	0.87%	1.09%	22bps

NON-GAAP
Spread related earnings (SRE)	$799	$872	$749	$816	$712	(13)%	(11)%	$1,486	$1,528	3%
Net spread	1.52%	1.68%	1.41%	1.47%	1.24%	(23)bps	(28)bps	1.45%	1.35%	(10)bps
Net investment spread	1.99%	2.13%	1.80%	1.83%	1.64%	(19)bps	(35)bps	1.91%	1.74%	(17)bps
Spread related earnings, excluding notable items[1]	$799	$782	$749	$816	$712	(13)%	(11)%	$1,461	$1,528	5%
Net spread, excluding notable items[1]	1.52%	1.51%	1.41%	1.47%	1.24%	(23)bps	(28)bps	1.42%	1.35%	(7)bps
Net investment spread, excluding notable items[1]	1.99%	1.96%	1.80%	1.83%	1.64%	(19)bps	(35)bps	1.88%	1.74%	(14)bps

Alternative net investment income delta to long-term expectation[2]	$75	$96	$132	$56	$154			$223	$210
Alternative net return delta to long-term expectation	2.47%	3.25%	4.53%	1.90%	5.27%			3.67%	3.58%
Impact to net spread	0.14%	0.18%	0.25%	0.10%	0.27%			0.22%	0.19%

SELECTED BALANCE SHEET DATA
GAAP
Total assets	$269,437	$269,763	$300,579	$320,579	$332,627	4%	23%	$269,437	$332,627	23%
Goodwill	4,065	4,060	4,065	4,064	4,064	—%	—%	4,065	4,064	—%
Total liabilities	256,203	255,734	279,344	297,423	308,295	4%	20%	256,203	308,295	20%
Debt	3,642	3,634	4,209	5,740	5,733	—%	57%	3,642	5,733	57%
Total AHL stockholders' equity	8,701	8,537	13,838	14,760	14,998	2%	72%	8,701	14,998	72%
Debt-to-capital ratio	29.5%	29.9%	23.3%	28.0%	27.7%	(30)bps	NM	29.5%	27.7%	NM
Leverage ratio	55.1%	55.8%	40.8%	43.4%	42.9%	(50)bps	NM	55.1%	42.9%	NM

NON-GAAP
Gross invested assets	$257,235	$261,209	$278,617	$292,837	$302,215	3%	17%	$257,235	$302,215	17%
Invested assets – ACRA noncontrolling interests	(43,565)	(53,114)	(61,190)	(65,482)	(69,258)	6%	59%	(43,565)	(69,258)	59%
Net invested assets	213,670	208,095	217,427	227,355	232,957	2%	9%	213,670	232,957	9%
Net reserve liabilities	193,431	185,744	199,289	208,523	211,548	1%	9%	193,431	211,548	9%
Notional senior debt	3,400	3,400	4,000	5,000	5,000	—%	47%	3,400	5,000	47%
Adjusted AHL common stockholder’s equity	17,001	19,089	20,368	21,540	21,810	1%	28%	17,001	21,810	28%
Adjusted senior debt-to-capital ratio	14.4%	13.3%	14.5%	16.5%	16.4%	(10)bps	200bps	14.4%	16.4%	200bps
Adjusted leverage ratio	21.1%	19.4%	20.3%	22.7%	22.5%	(20)bps	140bps	21.1%	22.5%	140bps

INFLOWS DATA
Gross organic inflows	$18,714	$12,942	$19,824	$20,094	$16,695	(17)%	(11)%	$30,641	$36,789	20%
Gross inorganic inflows	—	—	2,214	—	—	NM	NM	—	—	NM
Total gross inflows	$18,714	$12,942	$22,038	$20,094	$16,695	(17)%	(11)%	$30,641	$36,789	20%

Note: “NM” represents changes that are not meaningful. Please refer to the Notes to the Financial Supplement section for discussion on non-GAAP metrics and the Non-GAAP Measure Reconciliations section for reconciliations of non-GAAP metrics. 1. Notable items include unusual variability such as actuarial experience, assumption updates and other insurance adjustments. 2. Refers to the amount that as-reported alternative net investment income is below (above) management's long-term expectation of an 11% average annual return. Our long-term expectation is based on historical experience and provides investors with supplemental information for period-to-period comparability as well as a basis for developing expectations of future performance. There is no assurance that management’s expected long-term average annual return will be achieved. Actual results may differ materially.

Condensed Consolidated Statements of Income (GAAP view) Unaudited (in millions, except percentages)

	Quarterly Trends					Δ		Year-to-Date		Δ
	2Q’23	3Q’23	4Q’23	1Q’24	2Q’24	Q/Q	Y/Y	2023	2024	Y/Y
REVENUES
Premiums	$9,041	$26	$3,586	$101	$673	NM	(93)%	$9,137	$774	(92)%
Product charges	207	217	226	238	251	5%	21%	405	489	21%
Net investment income	2,717	2,928	3,078	3,292	3,509	7%	29%	5,124	6,801	33%
Investment related gains (losses)	366	(2,624)	2,621	1,677	(134)	NM	NM	1,431	1,543	8%
Other revenues	7	564	7	2	3	50%	(57)%	20	5	(75)%
Revenues of consolidated variable interest entities
Net investment income	55	75	47	77	56	(27)%	2%	135	133	(1)%
Investment related gains (losses)	293	250	447	334	306	(8)%	4%	494	640	30%
Total revenues	12,686	1,436	10,012	5,721	4,664	(18)%	(63)%	16,746	10,385	(38)%

BENEFITS AND EXPENSES
Interest sensitive contract benefits	2,012	333	2,595	2,884	1,824	(37)%	(9)%	3,301	4,708	43%
Future policy and other policy benefits	9,512	368	4,088	543	1,095	102%	(88)%	9,978	1,638	(84)%
Market risk benefits remeasurement (gains) losses	(71)	(441)	570	(154)	(16)	90%	77%	275	(170)	NM
Amortization of deferred acquisition costs, deferred sales inducements and value of business acquired	153	211	186	207	227	10%	48%	291	434	49%
Policy and other operating expenses	452	472	489	459	507	10%	12%	887	966	9%
Total benefits and expenses	12,058	943	7,928	3,939	3,637	(8)%	(70)%	14,732	7,576	(49)%
Income before income taxes	628	493	2,084	1,782	1,027	(42)%	64%	2,014	2,809	39%
Income tax expense (benefit)[1]	133	162	(1,619)	307	161	(48)%	21%	296	468	58%
Net income	495	331	3,703	1,475	866	(41)%	75%	1,718	2,341	36%
Less: Net income (loss) attributable to noncontrolling interests	54	(155)	733	283	237	(16)%	NM	509	520	2%
Net income attributable to Athene Holding Ltd. stockholders	441	486	2,970	1,192	629	(47)%	43%	1,209	1,821	51%
Less: Preferred stock dividends	45	44	45	45	46	2%	2%	92	91	(1)%
Net income available to Athene Holding Ltd. common stockholder	$396	$442	$2,925	$1,147	$583	(49)%	47%	$1,117	$1,730	55%

1. 4Q’23 includes a one-time tax benefit of $1.8 billion resulting from the establishment of deferred tax assets related to the Government of Bermuda’s enactment of the Corporate Income Tax Act of 2023.

Spread Related Earnings (Management view) Unaudited (in millions, except percentages)

	Quarterly Trends					Δ		Year-to-Date		Δ
	2Q’23	3Q’23	4Q’23	1Q’24	2Q’24	Q/Q	Y/Y	2023	2024	Y/Y
SPREAD RELATED EARNINGS
Fixed income and other net investment income	$2,208	$2,236	$2,342	$2,455	$2,635	7%	19%	$4,166	$5,090	22%
Alternative net investment income	259	230	190	266	168	(37)%	(35)%	444	434	(2)%
Net investment earnings	2,467	2,466	2,532	2,721	2,803	3%	14%	4,610	5,524	20%
Strategic capital management fees	16	19	23	25	24	(4)%	50%	30	49	63%
Cost of funds	(1,437)	(1,384)	(1,594)	(1,723)	(1,880)	9%	31%	(2,672)	(3,603)	35%
Net investment spread	1,046	1,101	961	1,023	947	(7)%	(9)%	1,968	1,970	—%
Other operating expenses	(118)	(123)	(120)	(116)	(116)	—%	(2)%	(244)	(232)	(5)%
Interest and other financing costs	(129)	(106)	(92)	(91)	(119)	31%	(8)%	(238)	(210)	(12)%
Spread related earnings	$799	$872	$749	$816	$712	(13)%	(11)%	$1,486	$1,528	3%

Fixed income and other net investment income	4.46%	4.58%	4.66%	4.66%	4.83%	17bps	37bps	4.31%	4.75%	44bps
Alternative net investment income	8.53%	7.75%	6.47%	9.10%	5.73%	NM	NM	7.33%	7.42%	9bps
Net investment earnings	4.69%	4.76%	4.76%	4.89%	4.87%	(2)bps	18bps	4.48%	4.89%	41bps
Strategic capital management fees	0.03%	0.04%	0.04%	0.04%	0.04%	0bps	1bp	0.03%	0.04%	1bp
Cost of funds	(2.73)%	(2.67)%	(3.00)%	(3.10)%	(3.27)%	17bps	54bps	(2.60)%	(3.19)%	59bps
Net investment spread	1.99%	2.13%	1.80%	1.83%	1.64%	(19)bps	(35)bps	1.91%	1.74%	(17)bps
Other operating expenses	(0.22)%	(0.24)%	(0.23)%	(0.21)%	(0.20)%	(1)bp	(2)bps	(0.24)%	(0.21)%	(3)bps
Interest and other financing costs	(0.25)%	(0.21)%	(0.16)%	(0.15)%	(0.20)%	5bps	(5)bps	(0.22)%	(0.18)%	(4)bps
Spread related earnings	1.52%	1.68%	1.41%	1.47%	1.24%	(23)bps	(28)bps	1.45%	1.35%	(10)bps

Average net invested assets - fixed income and other	$198,063	$195,448	$201,035	$210,688	$218,446	4%	10%	$193,499	$214,220	11%
Average net invested assets - alternatives	12,146	11,864	11,726	11,703	11,710	—%	(4)%	12,124	11,693	(4)%
Average net invested assets	$210,209	$207,312	$212,761	$222,391	$230,156	3%	9%	$205,623	$225,913	10%

Note: Please refer to the Notes to the Financial Supplement section for discussion on spread related earnings.

Reconciliation of Earnings Measures Unaudited (in millions, except percentages)

	Quarterly Trends					Δ		Year-to-Date		Δ
	2Q’23	3Q’23	4Q’23	1Q’24	2Q’24	Q/Q	Y/Y	2023	2024	Y/Y
RECONCILIATION OF NET INCOME AVAILABLE TO ATHENE HOLDING LTD. COMMON STOCKHOLDER TO SPREAD RELATED EARNINGS
Net income available to Athene Holding Ltd. common stockholder	$396	$442	$2,925	$1,147	$583	(49)%	47%	$1,117	$1,730	55%
Preferred stock dividends	45	44	45	45	46	2%	2%	92	91	(1)%
Net income (loss) attributable to noncontrolling interests	54	(155)	733	283	237	(16)%	NM	509	520	2%
Net income	495	331	3,703	1,475	866	(41)%	75%	1,718	2,341	36%
Income tax expense (benefit)	133	162	(1,619)	307	161	(48)%	21%	296	468	58%
Income before income taxes	628	493	2,084	1,782	1,027	(42)%	64%	2,014	2,809	39%
Realized gains (losses) on sale of AFS securities	(81)	(29)	(34)	(23)	(9)	61%	89%	(140)	(32)	77%
Unrealized, allowances and other investment gains (losses)	(338)	(261)	256	21	(100)	NM	70%	(246)	(79)	68%
Change in fair value of reinsurance assets	(153)	(384)	765	(35)	(32)	9%	79%	204	(67)	NM
Offsets to investment gains (losses)	9	11	12	15	17	13%	89%	16	32	100%
Investment gains (losses), net of offsets	(563)	(663)	999	(22)	(124)	NM	78%	(166)	(146)	12%
Change in fair values of derivatives and embedded derivatives - FIAs	206	(141)	59	484	126	(74)%	(39)%	349	610	75%
Non-operating change in funding agreements	10	12	19	23	18	(22)%	80%	4	41	NM
Change in fair value of market risk benefits	133	565	(498)	201	67	(67)%	(50)%	(138)	268	NM
Non-operating change in liability for future policy benefits	(45)	(5)	2	(35)	(8)	77%	82%	(46)	(43)	7%
Non-operating change in insurance liabilities and related derivatives	304	431	(418)	673	203	(70)%	(33)%	169	876	NM
Integration, restructuring and other non-operating expenses	(28)	(41)	(32)	(30)	(31)	3%	11%	(57)	(61)	7%
Stock compensation expense	(13)	(13)	(46)	(13)	(11)	(15)%	(15)%	(29)	(24)	(17)%
Preferred stock dividends	45	44	45	45	46	2%	2%	92	91	(1)%
Noncontrolling interests - pre-tax income (loss) and VIE adjustments	84	(137)	787	313	232	(26)%	176%	519	545	5%
Less: Total adjustments to income before income taxes	(171)	(379)	1,335	966	315	(67)%	NM	528	1,281	143%
Spread related earnings	$799	$872	$749	$816	$712	(13)%	(11)%	$1,486	$1,528	3%

Note: Please refer to the Notes to the Financial Supplement section for discussion on spread related earnings.

Net Flows & Outflows Attributable to Athene by Type Unaudited (in millions, except percentages)

	Quarterly Trends					Δ		Year-to-Date		Δ
	2Q’23	3Q’23	4Q’23	1Q’24	2Q’24	Q/Q	Y/Y	2023	2024	Y/Y
NET FLOWS
Retail	$6,782	$6,523	$13,410	$9,663	$8,938	(8)%	32%	$15,360	$18,601	21%
Flow reinsurance	2,782	3,174	2,798	2,390	1,210	(49)%	(57)%	4,575	3,600	(21)%
Funding agreements[1]	148	3,245	2,300	8,041	5,970	(26)%	NM	1,648	14,011	NM
Pension group annuities	9,002	—	1,316	—	577	NM	(94)%	9,058	577	(94)%
Gross organic inflows	18,714	12,942	19,824	20,094	16,695	(17)%	(11)%	30,641	36,789	20%
Gross inorganic inflows[2]	—	—	2,214	—	—	NM	NM	—	—	NM
Total gross inflows	18,714	12,942	22,038	20,094	16,695	(17)%	(11)%	30,641	36,789	20%
Gross outflows[3]	(9,135)	(10,738)	(7,116)	(8,035)	(10,140)	26%	11%	(16,014)	(18,175)	13%
Net flows	$9,579	$2,204	$14,922	$12,059	$6,555	(46)%	(32)%	$14,627	$18,614	27%

Inflows attributable to Athene[4]	$14,977	$3,101	$13,026	$14,591	$10,840	(26)%	(28)%	$26,873	$25,431	(5)%
Inflows attributable to ADIP[4,5]	3,737	9,841	9,012	4,437	4,824	9%	29%	3,768	9,261	146%
Inflows ceded to third-party reinsurers[6]	—	—	—	1,066	1,031	(3)%	NM	—	2,097	NM
Total gross inflows	$18,714	$12,942	$22,038	$20,094	$16,695	(17)%	(11)%	$30,641	$36,789	20%

Outflows attributable to Athene	$(7,891)	$(9,550)	$(5,791)	$(6,748)	$(8,627)	28%	9%	$(13,422)	$(15,375)	15%
Outflows attributable to ADIP[5]	(1,244)	(1,188)	(1,325)	(1,287)	(1,513)	18%	22%	(2,592)	(2,800)	8%
Total gross outflows[3]	$(9,135)	$(10,738)	$(7,116)	$(8,035)	$(10,140)	26%	11%	$(16,014)	$(18,175)	13%

OUTFLOWS ATTRIBUTABLE TO ATHENE BY TYPE
Maturity-driven, contractual-based outflows[7]	$(3,981)	$(3,243)	$(1,952)	$(2,818)	$(4,799)	70%	21%	$(5,698)	$(7,617)	34%
Policyholder-driven outflows[8]	(3,910)	(3,584)	(3,839)	(3,930)	(3,828)	(3)%	(2)%	(7,724)	(7,758)	—%
Income oriented withdrawals (planned)[9]	(1,750)	(1,617)	(1,831)	(1,691)	(1,558)	(8)%	(11)%	(3,516)	(3,249)	(8)%
From policies out-of-surrender-charge (planned)[10]	(1,377)	(1,326)	(1,365)	(1,512)	(1,511)	—%	10%	(2,857)	(3,023)	6%
From policies in-surrender-charge (unplanned)[11]	(783)	(641)	(643)	(727)	(759)	4%	(3)%	(1,351)	(1,486)	10%
Core outflows	(7,891)	(6,827)	(5,791)	(6,748)	(8,627)	28%	9%	(13,422)	(15,375)	15%
Strategic reinsurance transactions[12]	—	(2,723)	—	—	—	NM	NM	—	—	NM
Outflows attributable to Athene	$(7,891)	$(9,550)	$(5,791)	$(6,748)	$(8,627)	28%	9%	$(13,422)	$(15,375)	15%

Annualized rate[13]
Maturity-driven, contractual-based outflows[7]	(7.6)%	(6.3)%	(3.7)%	(5.1)%	(8.3)%	NM	70bps	(5.6)%	(6.7)%	110bps
Policyholder-driven outflows[8]	(7.4)%	(6.9)%	(7.2)%	(7.0)%	(6.7)%	(30)bps	(70)bps	(7.5)%	(6.9)%	(60)bps
Income oriented withdrawals (planned)[9]	(3.3)%	(3.1)%	(3.4)%	(3.0)%	(2.7)%	(30)bps	(60)bps	(3.4)%	(2.9)%	(50)bps
From policies out-of-surrender-charge (planned)[10]	(2.6)%	(2.6)%	(2.6)%	(2.7)%	(2.7)%	0bps	10bps	(2.8)%	(2.7)%	(10)bps
From policies in-surrender-charge (unplanned)[11]	(1.5)%	(1.2)%	(1.2)%	(1.3)%	(1.3)%	0bps	(20)bps	(1.3)%	(1.3)%	0bps
Core outflows	(15.0)%	(13.2)%	(10.9)%	(12.1)%	(15.0)%	290bps	0bps	(13.1)%	(13.6)%	50bps
Strategic reinsurance transactions[12]	—%	(5.2)%	—%	—%	—%	NM	NM	—%	—%	NM
Outflows attributable to Athene	(15.0)%	(18.4)%	(10.9)%	(12.1)%	(15.0)%	290bps	0bps	(13.1)%	(13.6)%	50bps

1. Funding agreements are comprised of funding agreements issued under our funding agreement backed notes (FABN) program, secured and other funding agreements, funding agreements issued to the Federal Home Loan Bank (FHLB) and long-term repurchase agreements. 2. Gross inorganic inflows represent acquisitions and block reinsurance transactions. On November 6, 2023, we entered into an agreement with a Japanese counterparty, effective October 1, 2023, pursuant to which we agreed to reinsure a block of whole life insurance policies on a coinsurance basis. In conjunction with the transaction, we entered into an agreement with a leading mortality reinsurer to retrocede the mortality risk related to this block of business. 3. Gross outflows include full and partial policyholder withdrawals on deferred annuities, death benefits, pension group annuity benefit payments, payments on payout annuities, funding agreement repurchases and maturities and block reinsurance outflows. 4. Effective July 1, 2023, Athene Life Re Ltd. (ALRe) sold 50% of Athene Co-Invest Reinsurance Affiliate Holding 2 Ltd.’s (together with its subsidiaries, ACRA 2) economic interests to Apollo/Athene Dedicated Investment Program II (ADIP II), resulting in approximately $6.8 billion of inflows attributable to Athene for the first six months of 2023 being retroactively attributed to ADIP II. Effective December 31, 2023, ADIP II’s ownership of economic interests in ACRA 2 increased to 60%, with ALRe owning the remaining 40% of the economic interests. This resulted in approximately $3.0 billion of inflows attributable to Athene for the year ended December 31, 2023 being retroactively attributed to ADIP II. These were reflected as an inflow for ADIP and a reduction of Athene inflows in 3Q’23 and 4Q’23, respectively. 5. ADIP refers to Apollo/Athene Dedicated Investment Program (ADIP I) and ADIP II and represents the noncontrolling interests in business ceded to ACRA. 6. During the first quarter of 2024, we entered into a modco reinsurance agreement with Catalina Re Archdale Life Insurance Company Ltd., a subsidiary of Catalina Holdings (Bermuda) Ltd. (together with its subsidiaries, Catalina), to cede a quota share of our retail deferred annuity business issued on or after January 1, 2024. 7. Represents outflows from funding agreements, pension group annuities and multi-year guarantee fixed annuities (MYGA), all of which occur based on defined maturities or substantially lapse upon reaching their contractual term. Amounts may vary on a quarterly basis, based on the timing of original issuance. 8. Represents outflows from fixed indexed annuities and other applicable products, which have varying degrees of predictability due to policyholder actions. 9. Represents partial annuity withdrawals to meet retirement income needs within contractual annual limits. 10. Represents outflows from policies that no longer have an active surrender charge in force. 11. Represents outflows from policies with an active surrender charge in force. 12. Strategic reinsurance transaction outflows include the portion of the reinsurance business recaptured by Venerable Insurance and Annuity Company (VIAC) in 3Q’23. 13 The outflow rate is calculated as outflows attributable to Athene divided by average net invested assets for the respective period, on an annualized basis.

Condensed Consolidated Balance Sheets Unaudited (in millions, except percentages)

	December 31, 2023	June 30, 2024	Δ
ASSETS
Investments
Available-for-sale securities, at fair value	$134,338	$149,390	11%
Trading securities, at fair value	1,706	1,643	(4)%
Equity securities	1,293	1,469	14%
Mortgage loans, at fair value	44,115	52,645	19%
Investment funds	109	107	(2)%
Policy loans	334	325	(3)%
Funds withheld at interest	24,359	21,827	(10)%
Derivative assets	5,298	7,488	41%
Short-term investments	341	736	116%
Other investments	1,206	1,688	40%
Total investments	213,099	237,318	11%
Cash and cash equivalents	13,020	13,004	—%
Restricted cash	1,761	1,093	(38)%
Investments in related parties
Available-for-sale securities, at fair value	14,009	17,044	22%
Trading securities, at fair value	838	719	(14)%
Equity securities, at fair value	318	314	(1)%
Mortgage loans, at fair value	1,281	1,320	3%
Investment funds	1,632	1,619	(1)%
Funds withheld at interest	6,474	5,619	(13)%
Short-term investments	947	756	(20)%
Other investments, at fair value	343	335	(2)%
Accrued investment income	1,933	2,507	30%
Reinsurance recoverable	4,154	6,188	49%
Deferred acquisition costs, deferred sales inducements and value of business acquired	5,979	6,699	12%
Goodwill	4,065	4,064	—%
Other assets	10,179	11,130	9%
Assets of consolidated variable interest entities
Investments
Trading securities, at fair value	2,136	2,233	5%
Mortgage loans, at fair value	2,173	2,120	(2)%
Investment funds, at fair value	15,927	17,726	11%
Other investments, at fair value	103	119	16%
Cash and cash equivalents	98	557	NM
Other assets	110	143	30%
Total assets	$300,579	$332,627	11%

Condensed Consolidated Balance Sheets, continued Unaudited (in millions, except percentages)

	December 31, 2023	June 30, 2024	Δ
LIABILITIES
Interest sensitive contract liabilities	$204,670	$228,389	12%
Future policy benefits	53,287	50,799	(5)%
Market risk benefits	3,751	3,727	(1)%
Debt	4,209	5,733	36%
Derivative liabilities	1,995	3,212	61%
Payables for collateral on derivatives and securities to repurchase	7,536	9,876	31%
Other liabilities	2,781	5,033	81%
Liabilities of consolidated variable interest entities	1,115	1,526	37%
Total liabilities	279,344	308,295	10%

EQUITY
Preferred stock	—	—	NM
Common stock	—	—	NM
Additional paid-in capital	19,499	19,543	—%
Retained earnings (accumulated deficit)	(92)	1,264	NM
Accumulated other comprehensive loss	(5,569)	(5,809)	(4)%
Total Athene Holding Ltd. stockholders' equity	13,838	14,998	8%
Noncontrolling interests	7,397	9,334	26%
Total equity	21,235	24,332	15%
Total liabilities and equity	$300,579	$332,627	11%

Net Invested Assets (Management view) & Agency Ratings Unaudited (in millions, except percentages)

	December 31, 2023		June 30, 2024
	Invested Asset Value[1]	Percent of Total	Invested Asset Value[1]	Percent of Total
NET INVESTED ASSETS
Corporate	$82,883	38.1%	$88,818	38.1%
CLO	20,538	9.4%	22,027	9.5%
Credit	103,421	47.5%	110,845	47.6%
CML	25,977	11.9%	27,584	11.9%
RML	18,021	8.3%	22,217	9.5%
RMBS	7,795	3.6%	7,679	3.3%
CMBS	5,580	2.6%	6,029	2.6%
Real estate	57,373	26.4%	63,509	27.3%
ABS	22,202	10.2%	24,959	10.7%
Alternative investments	11,659	5.4%	11,674	5.0%
State, municipal, political subdivisions and foreign government	3,384	1.5%	3,269	1.4%
Equity securities	1,727	0.8%	1,921	0.8%
Short-term investments	1,048	0.5%	1,392	0.6%
US government and agencies	4,052	1.9%	4,700	2.0%
Other investments	44,072	20.3%	47,915	20.5%
Cash and cash equivalents	10,467	4.8%	8,197	3.5%
Policy loans and other	2,094	1.0%	2,491	1.1%
Net invested assets	$217,427	100.0%	$232,957	100.0%

	AM Best	Standard & Poor’s	Fitch	Moody’s
FINANCIAL STRENGTH RATINGS
Athene Annuity & Life Assurance Company	A+	A+	A+	A1
Athene Annuity and Life Company	A+	A+	A+	A1
Athene Annuity & Life Assurance Company of New York	A+	A+	A+	A1
Athene Life Insurance Company of New York	A+	NR	NR	NR
Athene Annuity Re Ltd.	A+	A+	A+	A1
Athene Life Re Ltd.	A+	A+	A+	A1
Athene Life Re International Ltd.	A+	A+	A+	A1
Athene Co-Invest Reinsurance Affiliate 1A Ltd. and Athene Co-Invest Reinsurance Affiliate 1B Ltd.	A+	A+	A+	A1
Athene Co-Invest Reinsurance Affiliate 2A Ltd. and Athene Co-Invest Reinsurance Affiliate 2B Ltd.	A+	A+	A+	A1
Athene Co-Invest Reinsurance Affiliate International Ltd.	A+	A+	A+	A1

CREDIT RATINGS
Athene Holding Ltd.	a-	A-	A-	NR
Senior notes	a-	A-	BBB+	Baa1
Subordinated notes	NR	BBB	BBB-	Baa2

1. Please refer to the Notes to the Financial Supplement section for discussion on net invested assets, including net alternative investments, and the Non-GAAP Measure Reconciliations section for the reconciliation of investments, including related parties, to net invested assets. Net invested assets include our economic ownership of ACRA investments but do not include the investments associated with the noncontrolling interests.

Net Alternative Investments (Management view) Unaudited (in millions, except percentages)

	December 31, 2023		June 30, 2024
	Invested Asset Value[1]	Percent of Total	Invested Asset Value[1]	Percent of Total
NET ALTERNATIVE INVESTMENTS
Strategic origination platforms
Wheels	$691	5.9%	$692	5.9%
Redding Ridge	571	4.9%	543	4.6%
MidCap Financial	528	4.5%	463	4.0%
NNN Lease	459	3.9%	384	3.3%
Aqua Finance	215	1.8%	309	2.6%
PK AirFinance	251	2.2%	269	2.3%
Foundation Home Loans	242	2.1%	208	1.8%
Other	243	2.1%	450	3.9%
Total strategic origination platforms	3,200	27.4%	3,318	28.4%
Retirement services platforms
Athora	1,106	9.5%	1,123	9.6%
Catalina	382	3.3%	341	2.9%
FWD	358	3.1%	358	3.1%
Challenger	274	2.4%	294	2.5%
Venerable	181	1.5%	184	1.6%
Total retirement services platforms	2,301	19.8%	2,300	19.7%
Apollo and other fund investments
Equity
Traditional private equity	1,157	9.9%	1,085	9.3%
Real estate	969	8.3%	825	7.1%
Other	189	1.6%	179	1.5%
Total equity	2,315	19.8%	2,089	17.9%
Hybrid
Real estate	1,123	9.6%	1,063	9.1%
Other	1,479	12.7%	1,406	12.0%
Total hybrid	2,602	22.3%	2,469	21.1%
Yield	867	7.5%	801	6.9%
Total Apollo and other fund investments	5,784	49.6%	5,359	45.9%
Other[2]	374	3.2%	697	6.0%
Net alternative investments[3]	$11,659	100.0%	$11,674	100.0%

1. Please refer to the Notes to the Financial Supplement section for discussion on net invested assets, including net alternative investments, and the Non-GAAP Measure Reconciliations section for the reconciliations of investments, including related parties, to net invested assets and investment funds, including related parties and consolidated VIEs, to net alternative investments. Net invested assets include our economic ownership of ACRA investments but do not include the investments associated with the noncontrolling interests. Net alternative invested asset values reflect Athene’s ownership of Apollo Aligned Alternatives, L.P. (AAA). Athene’s ownership percentage of AAA was approximately 63%, 66% and 69% as of June 30, 2024, March 31, 2024 and December 31, 2023, respectively. 2. Other primarily includes cash and royalties. 3. Net alternative investments do not correspond to total investment funds, including related parties and consolidated VIEs, on our condensed consolidated balance sheets. Net alternative investments adjusts the GAAP presentation to include certain equity securities that are included in AFS or trading securities in the GAAP view, investment funds included in our funds withheld at interest and modco reinsurance portfolios, royalties and other investments.

Credit Quality of Securities Unaudited (in millions, except percentages)

	December 31, 2023		June 30, 2024
CREDIT QUALITY OF AFS SECURITIES (GAAP VIEW)	Fair Value	Percent of Total	Fair Value	Percent of Total
National Association of Insurance Commissioners (NAIC) designation
1 A-G	$81,549	55.0%	$92,820	55.7%
2 A-C	61,664	41.5%	68,405	41.1%
Total investment grade	143,213	96.5%	161,225	96.8%
3 A-C	3,544	2.4%	3,444	2.1%
4 A-C	1,013	0.7%	1,162	0.7%
5 A-C	129	0.1%	134	0.1%
6	448	0.3%	469	0.3%
Total below investment grade	5,134	3.5%	5,209	3.2%
Total AFS securities including related parties	$148,347	100.0%	$166,434	100.0%

Nationally Recognized Statistical Rating Organization (NRSRO) designation
AAA/AA/A	$71,887	48.5%	$84,981	51.1%
BBB	58,010	39.1%	63,619	38.2%
Non-rated[1]	11,427	7.7%	10,966	6.6%
Total investment grade	141,324	95.3%	159,566	95.9%
BB	3,421	2.3%	3,135	1.9%
B	826	0.6%	900	0.5%
CCC	1,037	0.6%	1,012	0.6%
CC and lower	739	0.5%	722	0.4%
Non-rated[1]	1,000	0.7%	1,099	0.7%
Total below investment grade	7,023	4.7%	6,868	4.1%
Total AFS securities including related parties	$148,347	100.0%	$166,434	100.0%

1. Securities denoted as non-rated by the NRSRO were classified as investment or non-investment grade according to the security’s respective NAIC designation. With respect to modeled loan backed and structured securities (LBaSS), the NAIC designation methodology differs in significant respects from the NRSRO ratings methodology. The NRSRO ratings methodology is focused on the likelihood of recovery of all contractual payments, including principal at par regardless of entry price, while the NAIC designation methodology considers an investment at amortized cost, and the likelihood of recovery of that book value. We view the NAIC designation methodology as the most appropriate way to view our AFS portfolio when evaluating credit risk since a portion of our holdings were purchased at a significant discount to par.

Credit Quality of Net Invested Assets (Management view) Unaudited (In millions, except percentages)

	December 31, 2023		June 30, 2024			December 31, 2023		June 30, 2024
	Invested Asset Value[1]	% of Total	Invested Asset Value[1]	% of Total		Invested Asset Value[1]	% of Total	Invested Asset Value[1]	% of Total
CREDIT QUALITY OF NET INVESTED ASSETS					CREDIT QUALITY OF NET INVESTED ASSETS
NAIC designation					NRSRO designation
1 A-G	$79,503	53.9%	$86,647	54.5%	AAA/AA/A	$67,768	45.9%	$76,795	48.3%
2 A-C	61,775	41.9%	65,767	41.4%	BBB	57,345	38.9%	60,116	37.8%
Non-rated	322	0.2%	—	—%	Non-rated[2]	14,397	9.8%	13,640	8.6%
Total investment grade	141,600	96.0%	152,414	95.9%	Total investment grade	139,510	94.6%	150,551	94.7%
3 A-C	3,833	2.6%	3,584	2.3%	BB	3,551	2.4%	3,135	2.0%
4 A-C	1,170	0.8%	1,338	0.9%	B	915	0.6%	1,036	0.7%
5 A-C	357	0.2%	383	0.2%	CCC	1,280	0.9%	1,294	0.8%
6	522	0.4%	685	0.4%	CC and lower	940	0.6%	937	0.6%
Non-rated	—	—%	469	0.3%	Non-rated[2]	1,286	0.9%	1,920	1.2%
Total below investment grade	5,882	4.0%	6,459	4.1%	Total below investment grade	7,972	5.4%	8,322	5.3%
Total NAIC designated assets[3]	147,482	100.0%	158,873	100.0%	Total NRSRO designated assets[3]	147,482	100.0%	158,873	100.0%

Assets without NAIC designation					Assets without NRSRO designation
Commercial mortgage loans					Commercial mortgage loans
CM1	4,384	16.9%	4,193	15.2%	CM1	4,384	16.9%	4,193	15.2%
CM2	15,645	60.2%	17,632	63.9%	CM2	15,645	60.2%	17,632	63.9%
CM3	5,304	20.4%	5,259	19.1%	CM3	5,304	20.4%	5,259	19.1%
CM4	623	2.4%	481	1.7%	CM4	623	2.4%	481	1.7%
CM5	—	—%	—	—%	CM5	—	—%	—	—%
CM6	13	0.1%	13	0.1%	CM6	13	0.1%	13	0.1%
CM7	8	—%	6	—%	CM7	8	—%	6	—%
Total CMLs	25,977	100.0%	27,584	100.0%	Total CMLs	25,977	100.0%	27,584	100.0%
Residential mortgage loans					Residential mortgage loans
In good standing	17,503	97.1%	21,593	97.2%	In good standing	17,503	97.1%	21,593	97.2%
90 days late	407	2.3%	464	2.1%	90 days late	407	2.3%	464	2.1%
In foreclosure	111	0.6%	160	0.7%	In foreclosure	111	0.6%	160	0.7%
Total RMLs	18,021	100.0%	22,217	100.0%	Total RMLs	18,021	100.0%	22,217	100.0%
Alternative investments	11,659		11,674		Alternative investments	11,659		11,674
Cash and equivalents	10,467		8,197		Cash and equivalents	10,467		8,197
Equity securities	1,727		1,921		Equity securities	1,727		1,921
Other[4]	2,094		2,491		Other[4]	2,094		2,491
Net invested assets	$217,427		$232,957		Net invested assets	$217,427		$232,957

1. Please refer to the Notes to the Financial Supplement section for discussion on net invested assets and the Non-GAAP Measure Reconciliations section for the reconciliation of total investments, including related parties, to net invested assets. 2. Securities denoted as non-rated by the NRSRO were classified as investment or non-investment grade according to the security’s respective NAIC designation. With respect to modeled LBaSS, the NAIC designation methodology differs in significant respects from the NRSRO ratings methodology. 3. NAIC and NRSRO designations include corporates, CLO, RMBS, CMBS, ABS, state, municipal, political subdivisions and foreign government securities, short-term investments and US government and agency securities. 4. Other includes policy loans, accrued interest and other net invested assets.

Credit Quality of Net Invested Assets - ABS and CLOs (Management view) Unaudited (In millions, except percentages)

	December 31, 2023		June 30, 2024			December 31, 2023		June 30, 2024
	Invested Asset Value[1]	% of Total	Invested Asset Value[1]	% of Total		Invested Asset Value[1]	% of Total	Invested Asset Value[1]	% of Total
CREDIT QUALITY OF ABS – NAIC DESIGNATION					CREDIT QUALITY OF ABS – NRSRO DESIGNATION
1 A-G	$13,700	61.7%	$16,476	66.0%	AAA/AA/A	$12,117	54.6%	$15,921	63.8%
2 A-C	7,227	32.6%	7,288	29.2%	BBB	8,407	37.9%	7,334	29.4%
Non-rated	—	—%	—	—%	Non-rated[2]	403	1.8%	509	2.0%
Total investment grade	20,927	94.3%	23,764	95.2%	Total investment grade	20,927	94.3%	23,764	95.2%
3 A-C	809	3.6%	778	3.1%	BB	822	3.6%	766	3.1%
4 A-C	261	1.2%	207	0.9%	B	248	1.1%	196	0.8%
5 A-C	125	0.5%	129	0.5%	CCC	12	0.1%	12	—%
6	80	0.4%	81	0.3%	CC and lower	35	0.2%	37	0.2%
Non-rated	—	—%	—	—%	Non-rated[2]	158	0.7%	184	0.7%
Total below investment grade	1,275	5.7%	1,195	4.8%	Total below investment grade	1,275	5.7%	1,195	4.8%
ABS net invested assets	$22,202	100.0%	$24,959	100.0%	ABS net invested assets	$22,202	100.0%	$24,959	100.0%

CREDIT QUALITY OF CLOs – NAIC DESIGNATION					CREDIT QUALITY OF CLOs – NRSRO DESIGNATION
1 A-G	$13,232	64.4%	$14,478	65.7%	AAA/AA/A	$13,232	64.4%	$14,478	65.7%
2 A-C	7,161	34.9%	7,424	33.7%	BBB	7,161	34.9%	7,424	33.7%
Non-rated	—	—%	—	—%	Non-rated[2]	—	—%	—	—%
Total investment grade	20,393	99.3%	21,902	99.4%	Total investment grade	20,393	99.3%	21,902	99.4%
3 A-C	126	0.6%	106	0.5%	BB	126	0.6%	106	0.5%
4 A-C	19	0.1%	19	0.1%	B	19	0.1%	19	0.1%
5 A-C	—	—%	—	—%	CCC	—	—%	—	—%
6	—	—%	—	—%	CC and lower	—	—%	—	—%
Non-rated	—	—%	—	—%	Non-rated[2]	—	—%	—	—%
Total below investment grade	145	0.7%	125	0.6%	Total below investment grade	145	0.7%	125	0.6%
CLO net invested assets	$20,538	100.0%	$22,027	100.0%	CLO net invested assets	$20,538	100.0%	$22,027	100.0%

1. Please refer to the Notes to the Financial Supplement section for discussion on net invested assets and the Non-GAAP Measure Reconciliations section for the reconciliation of total investments, including related parties, to net invested assets. 2. Securities denoted as non-rated by the NRSRO were classified as investment or non-investment grade according to the security’s respective NAIC designation. With respect to modeled LBaSS, the NAIC designation methodology differs in significant respects from the NRSRO ratings methodology.

Credit Quality of Net Invested Assets - RMBS and CMBS (Management view) Unaudited (In millions, except percentages)

	December 31, 2023		June 30, 2024			December 31, 2023		June 30, 2024
	Invested Asset Value[1]	% of Total	Invested Asset Value[1]	% of Total		Invested Asset Value[1]	% of Total	Invested Asset Value[1]	% of Total
CREDIT QUALITY OF RMBS – NAIC DESIGNATION					CREDIT QUALITY OF RMBS – NRSRO DESIGNATION
1 A-G	$6,714	86.1%	$6,653	86.6%	AAA/AA/A	$2,344	30.1%	$2,423	31.6%
2 A-C	262	3.4%	265	3.4%	BBB	475	6.1%	448	5.8%
Non-rated	—	—%	—	—%	Non-rated[2]	2,324	29.8%	2,362	30.8%
Total investment grade	6,976	89.5%	6,918	90.0%	Total investment grade	5,143	66.0%	5,233	68.2%
3 A-C	335	4.3%	314	4.1%	BB	99	1.3%	55	0.7%
4 A-C	323	4.2%	304	4.0%	B	128	1.6%	151	2.0%
5 A-C	89	1.1%	75	1.0%	CCC	1,144	14.7%	1,071	13.9%
6	72	0.9%	68	0.9%	CC and lower	835	10.7%	762	9.9%
Non-rated	—	—%	—	—%	Non-rated[2]	446	5.7%	407	5.3%
Total below investment grade	819	10.5%	761	10.0%	Total below investment grade	2,652	34.0%	2,446	31.8%
RMBS net invested assets	$7,795	100.0%	$7,679	100.0%	RMBS net invested assets	$7,795	100.0%	$7,679	100.0%

CREDIT QUALITY OF CMBS – NAIC DESIGNATION					CREDIT QUALITY OF CMBS – NRSRO DESIGNATION
1 A-G	$4,000	71.7%	$4,396	72.9%	AAA/AA/A	$3,447	61.8%	$3,775	62.6%
2 A-C	993	17.8%	797	13.2%	BBB	962	17.2%	827	13.7%
Non-rated	—	—%	—	—%	Non-rated[2]	291	5.2%	286	4.7%
Total investment grade	4,993	89.5%	5,193	86.1%	Total investment grade	4,700	84.2%	4,888	81.0%
3 A-C	293	5.3%	299	5.0%	BB	550	9.9%	499	8.3%
4 A-C	151	2.7%	416	6.9%	B	216	3.8%	457	7.6%
5 A-C	75	1.3%	76	1.3%	CCC	89	1.6%	157	2.6%
6	68	1.2%	45	0.7%	CC and lower	25	0.5%	28	0.5%
Non-rated	—	—%	—	—%	Non-rated[2]	—	—%	—	—%
Total below investment grade	587	10.5%	836	13.9%	Total below investment grade	880	15.8%	1,141	19.0%
CMBS net invested assets	$5,580	100.0%	$6,029	100.0%	CMBS net invested assets	$5,580	100.0%	$6,029	100.0%

1. Please refer to the Notes to the Financial Supplement section for discussion on net invested assets and the Non-GAAP Measure Reconciliations section for the reconciliation of total investments, including related parties, to net invested assets. 2. Securities denoted as non-rated by the NRSRO were classified as investment or non-investment grade according to the security’s respective NAIC designation. With respect to modeled LBaSS, the NAIC designation methodology differs in significant respects from the NRSRO ratings methodology.

Net Reserve Liabilities & Rollforwards Unaudited (in millions, except percentages)

	December 31, 2023		June 30, 2024
	Dollars	Percent of Total	Dollars	Percent of Total
NET RESERVE LIABILITIES
Indexed annuities	$84,444	42.4%	$84,338	39.9%
Fixed rate annuities	53,282	26.7%	59,127	27.9%
Total deferred annuities	137,726	69.1%	143,465	67.8%
Pension group annuities	26,313	13.2%	25,400	12.0%
Payout annuities	4,897	2.4%	4,689	2.2%
Funding agreements[1]	26,637	13.4%	34,507	16.3%
Life and other	3,716	1.9%	3,487	1.7%
Total net reserve liabilities	$199,289	100.0%	$211,548	100.0%

	Quarterly Trends					Δ		Year-to-Date		Δ
	2Q’23	3Q’23	4Q’23	1Q’24	2Q’24	Q/Q	Y/Y	2023	2024	Y/Y
NET RESERVE LIABILITY ROLLFORWARD
Net reserve liabilities – beginning	$184,891	$193,431	$185,744	$199,289	$208,523	5%	13%	$175,970	$199,289	13%
Gross inflows[2]	18,989	13,257	20,167	20,408	16,979	(17)%	(11)%	31,100	37,387	20%
Acquisition and block reinsurance[3]	—	—	2,214	—	—	NM	NM	—	—	NM
Inflows attributable to ACRA noncontrolling interests	(3,751)	(3,192)	(6,025)	(4,519)	(4,907)	9%	31%	(3,811)	(9,426)	147%
Inflows ceded to third-party reinsurers[4]	—	—	—	(1,083)	(1,047)	(3)%	NM	—	(2,130)	NM
Net inflows	15,238	10,065	16,356	14,806	11,025	(26)%	(28)%	27,289	25,831	(5)%
Net withdrawals	(7,891)	(6,827)	(5,791)	(6,748)	(8,627)	28%	9%	(13,422)	(15,375)	15%
Strategic reinsurance outflows[5]	—	(2,723)	—	—	—	NM	NM	—	—	NM
ACRA ownership changes[6]	—	(7,023)	(3,239)	—	—	NM	NM	—	—	NM
Other reserve changes	1,193	(1,179)	6,219	1,176	627	(47)%	(47)%	3,594	1,803	(50)%
Net reserve liabilities – ending	$193,431	$185,744	$199,289	$208,523	$211,548	1%	9%	$193,431	$211,548	9%

ACRA NONCONTROLLING INTERESTS RESERVE LIABILITY ROLLFORWARD
Reserve liabilities – beginning	$35,281	$37,775	$46,576	$56,651	$60,142	6%	70%	$35,981	$56,651	57%
Inflows	3,751	3,192	6,025	4,519	4,907	9%	31%	3,811	9,426	147%
Withdrawals	(1,244)	(1,188)	(1,325)	(1,287)	(1,513)	18%	22%	(2,592)	(2,800)	8%
ACRA ownership changes[6]	—	7,023	3,239	—	—	NM	NM	—	—	NM
Other reserve changes	(13)	(226)	2,136	259	274	6%	NM	575	533	(7)%
Reserve liabilities – ending	$37,775	$46,576	$56,651	$60,142	$63,810	6%	69%	$37,775	$63,810	69%

Note: Please refer to the Notes to the Financial Supplement section for discussion on net reserve liabilities and the Non-GAAP Measure Reconciliations section for the reconciliation of total liabilities to net reserve liabilities. Net reserve liabilities include our economic ownership of ACRA reserve liabilities but do not include the reserve liabilities associated with the noncontrolling interests. 1. Funding agreements are comprised of funding agreements issued under our FABN program, secured and other funding agreements, funding agreements issued to the FHLB and long-term repurchase agreements. 2. Gross inflows equal inflows from our retail, flow reinsurance and institutional channels as well as inflows for life and products other than deferred annuities or our institutional products, renewal inflows, annuitizations and foreign currency translation adjustments on large transactions between the transaction date and the translation period. Gross inflows include all inflows sourced by Athene, including all of the inflows reinsured to ACRA. 3. Acquisition and block reinsurance transactions include the reserve liabilities acquired in our inorganic channel at inception. On November 6, 2023, we entered into an agreement with a Japanese counterparty, effective October 1, 2023, pursuant to which we agreed to reinsure a block of whole life insurance policies on a coinsurance basis. In conjunction with the transaction, we entered into an agreement with a leading mortality reinsurer to retrocede the mortality risk related to this block of business. 4. During the first quarter of 2024, we entered into a modco reinsurance agreement with Catalina to cede a quota share of our retail deferred annuity business issued on or after January 1, 2024. 5. Strategic reinsurance outflows include the portion of the reinsurance business recaptured by VIAC in 3Q’23. 6. Effective July 1, 2023, ALRe sold 50% of ACRA 2’s economic interests to ADIP II, resulting in approximately $6.8 billion of inflows attributable to Athene for the first six months of 2023 being retroactively attributed to ADIP II. The ADIP II reserve liabilities at inception on July 1, 2023 were $7.0 billion. Effective December 31, 2023, ADIP II’s ownership of economic interests in ACRA 2 increased to 60%, with ALRe owning the remaining 40% of the economic interests.

Deferred Annuity Liability Characteristics Unaudited (in millions, except percentages)

	Surrender charge (gross)	Percent of total	Surrender charge (net of MVA)	Percent of total
SURRENDER CHARGE PERCENTAGES ON DEFERRED ANNUITIES NET ACCOUNT VALUE
No Surrender Charge	$26,518	19.5%	$26,518	19.5%
0.0% < 2.0%	5,364	3.9%	3,508	2.6%
2.0% < 4.0%	7,055	5.2%	5,250	3.8%
4.0% < 6.0%	12,596	9.3%	9,132	6.7%
6.0% or greater	84,530	62.1%	91,655	67.4%
	$136,063	100.0%	$136,063	100.0%

		Surrender charge (gross)	MVA benefit	Surrender charge (net)
Aggregate surrender charge protection		5.9%	1.8%	7.7%

	Deferred annuities	Percent of total	Average surrender charge (gross)
YEARS OF SURRENDER CHARGE REMAINING ON DEFERRED ANNUITIES NET ACCOUNT VALUE
No Surrender Charge	$26,518	19.5%	—%
Less than 2	18,793	13.8%	5.7%
2 to less than 4	32,465	23.9%	6.5%
4 to less than 6	28,875	21.2%	7.1%
6 to less than 8	13,300	9.8%	8.9%
8 to less than 10	13,474	9.9%	8.7%
10 or greater	2,638	1.9%	14.2%
	$136,063	100.0%

Notes to the Financial Supplement
KEY OPERATING AND NON-GAAP MEASURES
In addition to our results presented in accordance with US GAAP, we present certain financial information that includes non-GAAP measures. Management believes the use of these non-GAAP measures, together with the relevant US GAAP measures, provides information that may enhance an investor’s understanding of our results of operations and the underlying profitability drivers of our business. The majority of these non-GAAP measures are intended to remove from the results of operations the impact of market volatility (other than with respect to alternative investments), which consists of investment gains (losses), net of offsets, and non-operating change in insurance liabilities and related derivatives, both defined below, as well as integration, restructuring, stock compensation and certain other expenses which are not part of our underlying profitability drivers, as such items fluctuate from period to period in a manner inconsistent with these drivers. These measures should be considered supplementary to our results in accordance with US GAAP and should not be viewed as a substitute for the corresponding US GAAP measures.

SPREAD RELATED EARNINGS AND NET SPREAD
Spread related earnings is a pre-tax non-GAAP measure used to evaluate our financial performance including the impact of any reinsurance transactions and excluding market volatility and expenses related to integration, restructuring, stock compensation and other expenses. Our spread related earnings equals net income available to AHL common stockholder adjusted to eliminate the impact of the following:

•Investment Gains (Losses), Net of Offsets—Consists of the realized gains and losses on the sale of AFS securities, the change in fair value of reinsurance assets, unrealized gains and losses, changes in the provision for credit losses and other investment gains and losses. Unrealized, allowances and other investment gains and losses are comprised of the fair value adjustments of trading securities (other than certain equity tranche securities) and mortgage loans, investments held under the fair value option, derivative gains and losses not hedging FIA index credits, foreign exchange impacts and the change in provision for credit losses recognized in operations net of the change in AmerUs Closed Block fair value reserve related to the corresponding change in fair value of investments. Investment gains and losses are net of offsets related to the market value adjustments (MVA) associated with surrenders or terminations of contracts.
•Non-operating Change in Insurance Liabilities and Related Derivatives
•Change in Fair Values of Derivatives and Embedded Derivatives – FIAs—Consists of impacts related to the fair value accounting for derivatives hedging the FIA index credits and the related embedded derivative liability fluctuations from period to period. The index reserve is measured at fair value for the current period and all periods beyond the current policyholder index term. However, the FIA hedging derivatives are purchased to hedge only the current index period. Upon policyholder renewal at the end of the period, new FIA hedging derivatives are purchased to align with the new term. The difference in duration between the FIA hedging derivatives and the index credit reserves creates a timing difference in earnings. This timing difference of the FIA hedging derivatives and index credit reserves is included as a non-operating adjustment. We primarily hedge with options that align with the index terms of our FIA products (typically 1–2 years). On an economic basis, we believe this is suitable because policyholder accounts are credited with index performance at the end of each index term. However, because the term of an embedded derivative in an FIA contract is longer-dated, there is a duration mismatch which may lead to mismatches for accounting purposes.
•Non-operating Change in Funding Agreements—Consists of timing differences caused by changes to interest rates on variable funding agreements and funding agreement backed notes and the associated reserve accretion patterns of those contracts. Further included are adjustments for gains associated with our repurchases of funding agreement backed notes.
•Change in Fair Value of Market Risk Benefits—Consists primarily of volatility in capital market inputs used in the measurement at fair value of our market risk benefits, including certain impacts from changes in interest rates, equity returns and implied equity volatilities.
•Non-operating Change in Liability for Future Policy Benefits—Consists of the non-economic loss incurred at issuance for certain pension group annuities and other payout annuities with life contingencies when valuation interest rates prescribed by US GAAP are lower than the net investment earned rates, adjusted for profit, assumed in pricing. For such contracts with non-economic US GAAP losses, the SRE reserve accretes interest using an imputed discount rate that produces zero gain or loss at issuance.
•Integration, Restructuring, and Other Non-operating Expenses—Consists of restructuring and integration expenses related to acquisitions and block reinsurance costs as well as certain other expenses, which are not predictable or related to our underlying profitability drivers.
•Stock Compensation Expense—Consists of stock compensation expenses associated with our share incentive plans, including long-term incentive expenses, which are not related to our underlying profitability drivers and fluctuate from time to time due to the structure of our plans.
•Income Tax (Expense) Benefit—Consists of the income tax effect of all income statement adjustments and is computed by applying the appropriate jurisdiction’s tax rate to all adjustments subject to income tax.
We consider these adjustments to be meaningful adjustments to net income available to AHL common stockholder for the reasons discussed in greater detail above. Accordingly, we believe using a measure which excludes the impact of these items is useful in analyzing our business performance and the trends in our results of operations. Together with net income available to AHL common stockholder, we believe spread related earnings provides a meaningful financial metric that helps investors understand our underlying results and profitability. Spread related earnings should not be used as a substitute for net income available to AHL common stockholder.

Net spread is a non-GAAP measure used to evaluate our financial performance and profitability. Net spread is computed using our spread related earnings divided by average net invested assets for the relevant period. To enhance the ability to analyze this measure across periods, interim periods are annualized. While we believe this metric is a meaningful financial metric and enhances our understanding of the underlying profitability drivers of our business, it should not be used as a substitute for ROA presented under US GAAP.

SRE, EXCLUDING NOTABLE ITEMS AND NET SPREAD, EXCLUDING NOTABLE ITEMS
Spread related earnings, excluding notable items and net spread, excluding notable items represent SRE and net spread with an adjustment to exclude notable items. Notable items include unusual variability such as actuarial experience, assumption updates and other insurance adjustments. We use these measures to assess the long-term performance of the business against projected earnings, by excluding items that are expected to be infrequent or not indicative of the ongoing operations of the business. We view these non-GAAP measures as additional measures that provide insight to management and investors on the historical, period-to-period comparability of our key non-GAAP operating measures.

Notes to the Financial Supplement, continued
NET INVESTMENT SPREAD
Net investment spread is a key measure of profitability used in analyzing the trends of our core business operations. Net investment spread measures our investment performance plus our strategic capital management fees, less our total cost of funds. Net investment earned rate is a key measure of our investment performance while cost of funds is a key measure of the cost of our policyholder benefits and liabilities. Strategic capital management fees consist of management fees received by us for business managed for others.
•Net investment earned rate is a non-GAAP measure we use to evaluate the performance of our net invested assets. Net investment earned rate is computed as the income from our net invested assets divided by the average net invested assets, for the relevant period. To enhance the ability to analyze these measures across periods, interim periods are annualized. The adjustments to net investment income to arrive at our net investment earnings add (a) alternative investment gains and losses, (b) gains and losses related to certain equity securities, (c) net VIE impacts (revenues, expenses and noncontrolling interests), (d) forward points gains and losses on foreign exchange derivative hedges, (e) amortization of premium/discount on held-for-trading securities and (f) the change in fair value of reinsurance assets, and remove the proportionate share of the ACRA net investment income associated with the noncontrolling interests. We include the income and assets supporting our change in fair value of reinsurance assets by evaluating the underlying investments of the funds withheld at interest receivables and we include the net investment income from those underlying investments which does not correspond to the US GAAP presentation of change in fair value of reinsurance assets. We exclude the income and assets on business related to ceded reinsurance transactions. We believe the adjustments for reinsurance provide a net investment earned rate on the assets for which we have economic exposure. We believe a measure like net investment earned rate is useful in analyzing the trends of our core business operations, profitability and pricing discipline. While we believe net investment earned rate is a meaningful financial metric and enhances our understanding of the underlying profitability drivers of our business, it should not be used as a substitute for net investment income presented under US GAAP.
•Cost of funds includes liability costs related to cost of crediting on both deferred annuities and institutional products as well as other liability costs, but does not include the proportionate share of the ACRA cost of funds associated with the noncontrolling interests. Cost of crediting on deferred annuities is the interest credited to the policyholders on our fixed strategies as well as the option costs on the indexed annuity strategies. With respect to FIAs, the cost of providing index credits includes the expenses incurred to fund the annual index credits, and where applicable, minimum guaranteed interest credited. Cost of crediting on institutional products is comprised of (1) pension group annuity costs, including interest credited, benefit payments and other reserve changes, net of premiums received when issued, and (2) funding agreement costs, including the interest payments and other reserve changes. Additionally, cost of crediting includes forward points gains and losses on foreign exchange derivative hedges. Other liability costs include DAC, DSI and VOBA amortization, certain market risk benefit costs, the cost of liabilities on products other than deferred annuities and institutional products, premiums and certain product charges and other revenues. We include the costs related to business added through assumed reinsurance transactions and exclude the costs on business related to ceded reinsurance transactions. Cost of funds is computed as the total liability costs divided by the average net invested assets for the relevant period. To enhance the ability to analyze these measures across periods, interim periods are annualized. We believe a measure like cost of funds is useful in analyzing the trends of our core business operations, profitability and pricing discipline. While we believe cost of funds is a meaningful financial metric and enhances our understanding of the underlying profitability drivers of our business, it should not be used as a substitute for total benefits and expenses presented under US GAAP.

NET INVESTMENT SPREAD, EXCLUDING NOTABLE ITEMS
Net investment spread, excluding notable items represents net investment spread with an adjustment to exclude notable items. Notable items include unusual variability such as actuarial experience, assumption updates and other insurance adjustments. We use this measure to assess the long-term performance of the business against projected earnings, by excluding items that are expected to be infrequent or not indicative of the ongoing operations of the business. We view this non-GAAP measure as an additional measure that provides insight to management and investors on the historical, period-to-period comparability of our key non-GAAP operating measures.

OTHER OPERATING EXPENSES
Other operating expenses excludes integration, restructuring and other non-operating expenses, stock compensation and long-term incentive plan expenses, interest expense, policy acquisition expenses, net of deferrals, and the proportionate share of the ACRA operating expenses associated with the noncontrolling interests. We believe a measure like other operating expenses is useful in analyzing the trends of our core business operations and profitability. While we believe other operating expenses is a meaningful financial metric and enhances our understanding of the underlying profitability drivers of our business, it should not be used as a substitute for policy and other operating expenses presented under US GAAP.

ADJUSTED SENIOR DEBT-TO-CAPITAL RATIO
Adjusted senior debt-to-capital ratio is a non-GAAP measure used to evaluate our capital structure excluding the impacts of AOCI and the cumulative changes in fair value of funds withheld and modco reinsurance assets as well as mortgage loan assets, net of tax. Adjusted senior debt-to-capital ratio is calculated as senior debt at notional value divided by adjusted capitalization. Adjusted capitalization includes our adjusted AHL common stockholder’s equity, preferred stock and the notional value of our total debt. Adjusted AHL common stockholder’s equity is calculated as the ending AHL stockholders’ equity excluding AOCI, the cumulative changes in fair value of funds withheld and modco reinsurance assets and mortgage loan assets as well as preferred stock. These adjustments fluctuate period to period in a manner inconsistent with our underlying profitability drivers as the majority of such fluctuation is related to the market volatility of the unrealized gains and losses associated with our AFS securities, reinsurance assets and mortgage loans. Except with respect to reinvestment activity relating to acquired blocks of businesses, we typically buy and hold investments to maturity throughout the duration of market fluctuations, therefore, the period-over-period impacts in unrealized gains and losses are not necessarily indicative of current operating fundamentals or future performance. Adjusted senior debt-to-capital ratio should not be used as a substitute for the debt-to-capital ratio. However, we believe the adjustments to stockholders’ equity and debt are significant to gaining an understanding of our capitalization, debt utilization and debt capacity.

ADJUSTED LEVERAGE RATIO
Adjusted leverage ratio is a non-GAAP measure used to evaluate our capital structure excluding the impacts of AOCI and the cumulative changes in fair value of funds withheld and modco reinsurance assets as well as mortgage loan assets, net of tax. Adjusted leverage ratio is calculated as total debt at notional value adjusted to exclude 50% of the notional value of subordinated debt as an equity credit plus 50% of preferred stock divided by adjusted capitalization. Adjusted capitalization includes our adjusted AHL common stockholder’s equity, preferred stock and the notional value of our total debt. Adjusted AHL common stockholder’s equity is calculated as the ending AHL stockholders’ equity excluding AOCI, the cumulative changes in fair value of funds withheld and modco reinsurance assets and mortgage loan assets as well as preferred stock. These adjustments fluctuate period to period in a manner inconsistent with our underlying profitability drivers as the majority of such fluctuation is related to the market volatility of the unrealized gains and losses associated with our AFS securities, reinsurance assets and mortgage loans. Except with respect to reinvestment activity relating to acquired blocks of businesses, we typically buy and hold investments to maturity throughout the duration of market fluctuations, therefore, the period-over-period impacts in unrealized gains and losses are not necessarily indicative of current operating fundamentals or future performance. Adjusted leverage ratio should not be used as a substitute for the leverage ratio. However, we believe the adjustments to stockholders’ equity and debt are significant to gaining an understanding of our capitalization, debt and preferred stock utilization and overall leverage capacity, because they provide insight into how rating agencies measure our capitalization, which is a consideration in how we manage our leverage capacity.

Notes to the Financial Supplement, continued
NET INVESTED ASSETS
In managing our business, we analyze net invested assets, which does not correspond to total investments, including investments in related parties, as disclosed in our condensed consolidated financial statements and notes thereto. Net invested assets represent the investments that directly back our net reserve liabilities as well as surplus assets. Net invested assets is used in the computation of net investment earned rate, which allows us to analyze the profitability of our investment portfolio. Net invested assets include (a) total investments on the condensed consolidated balance sheets, with AFS securities, trading securities and mortgage loans at cost or amortized cost, excluding derivatives, (b) cash and cash equivalents and restricted cash, (c) investments in related parties, (d) accrued investment income, (e) VIE assets, liabilities and noncontrolling interest adjustments, (f) net investment payables and receivables, (g) policy loans ceded (which offset the direct policy loans in total investments) and (h) an adjustment for the allowance for credit losses. Net invested assets exclude the derivative collateral offsetting the related cash positions. We include the underlying investments supporting our assumed funds withheld and modco agreements and exclude the underlying investments related to ceded reinsurance transactions in our net invested assets calculation in order to match the assets with the income received. We believe the adjustments for reinsurance provide a view of the assets for which we have economic exposure. Net invested assets include our proportionate share of ACRA investments, based on our economic ownership, but do not include the proportionate share of investments associated with the noncontrolling interests. Our net invested assets are averaged over the number of quarters in the relevant period to compute our net investment earned rate for such period. While we believe net invested assets is a meaningful financial metric and enhances our understanding of the underlying drivers of our investment portfolio, it should not be used as a substitute for total investments, including related parties, presented under US GAAP.

NET RESERVE LIABILITIES
In managing our business, we also analyze net reserve liabilities, which does not correspond to total liabilities as disclosed in our condensed consolidated financial statements and notes thereto. Net reserve liabilities represent our policyholder liability obligations net of reinsurance and are used to analyze the costs of our liabilities. Net reserve liabilities include (a) interest sensitive contract liabilities, (b) future policy benefits, (c) net market risk benefits, (d) long-term repurchase obligations, (e) dividends payable to policyholders and (f) other policy claims and benefits, offset by reinsurance recoverable, excluding policy loans ceded. Net reserve liabilities include our proportionate share of ACRA reserve liabilities, based on our economic ownership, but do not include the proportionate share of reserve liabilities associated with the noncontrolling interests. Net reserve liabilities are net of the ceded liabilities to third-party reinsurers as the costs of the liabilities are passed to such reinsurers and, therefore, we have no net economic exposure to such liabilities, assuming our reinsurance counterparties perform under our agreements. For such transactions, US GAAP requires the ceded liabilities and related reinsurance recoverables to continue to be recorded in our consolidated financial statements despite the transfer of economic risk to the counterparty in connection with the reinsurance transaction. We include the underlying liabilities assumed through modco reinsurance agreements in our net reserve liabilities calculation in order to match the liabilities with the expenses incurred. While we believe net reserve liabilities is a meaningful financial metric and enhances our understanding of the underlying profitability drivers of our business, it should not be used as a substitute for total liabilities presented under US GAAP.

SALES
Sales statistics do not correspond to revenues under US GAAP but are used as relevant measures to understand our business performance as it relates to inflows generated during a specific period of time. Our sales statistics include inflows for fixed rate annuities and FIAs and align with the LIMRA definition of all money paid into an individual annuity, including money paid into new contracts with initial purchase occurring in the specified period and existing contracts with initial purchase occurring prior to the specified period (excluding internal transfers). We believe sales is a meaningful metric that enhances our understanding of our business performance and is not the same as premiums presented in our condensed consolidated statements of income.

Non-GAAP Reconciliations Unaudited (in millions, except percentages)

	Quarterly Trends
	2Q’23	3Q’23	4Q’23	1Q’24	2Q’24
RECONCILIATION OF TOTAL AHL STOCKHOLDERS’ EQUITY TO TOTAL ADJUSTED AHL COMMON STOCKHOLDER’S EQUITY
Total AHL stockholders’ equity	$8,701	$8,537	$13,838	$14,760	$14,998
Less: Preferred stock	3,154	3,154	3,154	3,154	3,154
Total AHL common stockholder’s equity	5,547	5,383	10,684	11,606	11,844
Less: Accumulated other comprehensive loss	(6,376)	(8,079)	(5,569)	(5,628)	(5,809)
Less: Accumulated change in fair value of reinsurance assets	(2,843)	(2,807)	(1,882)	(1,880)	(1,787)
Less: Accumulated change in fair value of mortgage loan assets	(2,235)	(2,820)	(2,233)	(2,426)	(2,370)
Total adjusted AHL common stockholder’s equity	$17,001	$19,089	$20,368	$21,540	$21,810

RECONCILIATION OF DEBT-TO-CAPITAL RATIO TO ADJUSTED SENIOR DEBT-TO-CAPITAL RATIO
Total debt	$3,642	$3,634	$4,209	$5,740	$5,733
Less: Subordinated debt	—	—	—	575	575
Less: Adjustment to arrive at notional debt	242	234	209	165	158
Notional senior debt	$3,400	$3,400	$4,000	$5,000	$5,000

Total debt	$3,642	$3,634	$4,209	$5,740	$5,733
Total AHL stockholders’ equity	8,701	8,537	13,838	14,760	14,998
Total capitalization	12,343	12,171	18,047	20,500	20,731
Less: Accumulated other comprehensive loss	(6,376)	(8,079)	(5,569)	(5,628)	(5,809)
Less: Accumulated change in fair value of reinsurance assets	(2,843)	(2,807)	(1,882)	(1,880)	(1,787)
Less: Accumulated change in fair value of mortgage loan assets	(2,235)	(2,820)	(2,233)	(2,426)	(2,370)
Less: Adjustment to arrive at notional debt	242	234	209	165	158
Total adjusted capitalization	$23,555	$25,643	$27,522	$30,269	$30,539

Debt-to-capital ratio	29.5%	29.9%	23.3%	28.0%	27.7%
Accumulated other comprehensive loss	(7.9)%	(9.4)%	(4.7)%	(5.2)%	(5.2)%
Accumulated change in fair value of reinsurance assets	(3.5)%	(3.2)%	(1.6)%	(1.7)%	(1.6)%
Accumulated change in fair value of mortgage loan assets	(2.8)%	(3.3)%	(1.9)%	(2.2)%	(2.2)%
Adjustment to exclude subordinated debt	—%	—%	—%	(1.9)%	(1.8)%
Adjustment to arrive at notional debt	(0.9)%	(0.7)%	(0.6)%	(0.5)%	(0.5)%
Adjusted senior debt-to-capital ratio	14.4%	13.3%	14.5%	16.5%	16.4%

Non-GAAP Reconciliations Unaudited (in millions, except percentages)

	Quarterly Trends
	2Q’23	3Q’23	4Q’23	1Q’24	2Q’24
RECONCILIATION OF LEVERAGE RATIO TO ADJUSTED LEVERAGE RATIO
Total debt	$3,642	$3,634	$4,209	$5,740	$5,733
Add: 50% of preferred stock	1,577	1,577	1,577	1,577	1,577
Less: 50% of subordinated debt	—	—	—	288	288
Less: Adjustment to arrive at notional debt	242	234	209	165	158
Adjusted leverage	$4,977	$4,977	$5,577	$6,864	$6,864

Total debt	$3,642	$3,634	$4,209	$5,740	$5,733
Total AHL stockholders’ equity	8,701	8,537	13,838	14,760	14,998
Total capitalization	12,343	12,171	18,047	20,500	20,731
Less: Accumulated other comprehensive loss	(6,376)	(8,079)	(5,569)	(5,628)	(5,809)
Less: Accumulated change in fair value of reinsurance assets	(2,843)	(2,807)	(1,882)	(1,880)	(1,787)
Less: Accumulated change in fair value of mortgage loan assets	(2,235)	(2,820)	(2,233)	(2,426)	(2,370)
Less: Adjustment to arrive at notional debt	242	234	209	165	158
Total adjusted capitalization	$23,555	$25,643	$27,522	$30,269	$30,539

Leverage ratio	55.1%	55.8%	40.8%	43.4%	42.9%
Accumulated other comprehensive loss	(14.8)%	(17.4)%	(8.2)%	(8.0)%	(8.0)%
Accumulated change in fair value of reinsurance assets	(6.6)%	(6.1)%	(2.8)%	(2.7)%	(2.5)%
Accumulated change in fair value of mortgage loan assets	(5.2)%	(6.1)%	(3.3)%	(3.5)%	(3.3)%
Adjustment to exclude 50% of preferred stock	(6.6)%	(6.1)%	(5.6)%	(5.2)%	(5.2)%
Adjustment to exclude 50% of subordinated debt	—%	—%	—%	(0.9)%	(1.0)%
Adjustment to arrive at notional debt	(0.8)%	(0.7)%	(0.6)%	(0.4)%	(0.4)%
Adjusted leverage ratio	21.1%	19.4%	20.3%	22.7%	22.5%

Non-GAAP Reconciliations Unaudited (in millions, except percentages)

	Quarterly Trends					Year-to-Date
	2Q’23	3Q’23	4Q’23	1Q’24	2Q’24	2023	2024
RECONCILIATION OF NET INCOME AVAILABLE TO ATHENE HOLDING LTD. COMMON STOCKHOLDER TO SPREAD RELATED EARNINGS, EXCLUDING NOTABLE ITEMS
Net income available to Athene Holding Ltd. common stockholder	$396	$442	$2,925	$1,147	$583	$1,117	$1,730
Preferred stock dividends	45	44	45	45	46	92	91
Net income (loss) attributable to noncontrolling interests	54	(155)	733	283	237	509	520
Net income	495	331	3,703	1,475	866	1,718	2,341
Income tax expense (benefit)	133	162	(1,619)	307	161	296	468
Income before income taxes	628	493	2,084	1,782	1,027	2,014	2,809
Less: Total adjustments to income before income taxes	(171)	(379)	1,335	966	315	528	1,281
Spread related earnings	799	872	749	816	712	1,486	1,528
Notable items	—	(90)	—	—	—	(25)	—
Spread related earnings, excluding notable items	$799	$782	$749	$816	$712	$1,461	$1,528

RECONCILIATION OF NET INVESTMENT INCOME TO NET INVESTMENT EARNINGS
US GAAP net investment income	$2,717	$2,928	$3,078	$3,292	$3,509	$5,124	$6,801
Change in fair value of reinsurance assets	37	(42)	21	(10)	(37)	107	(47)
VIE earnings and noncontrolling interests	279	264	335	311	257	479	568
Alternative gains (losses)	2	1	1	5	1	(7)	6
Reinsurance impacts	(69)	(66)	(65)	(64)	(55)	(133)	(119)
ACRA noncontrolling interests	(504)	(676)	(749)	(868)	(921)	(952)	(1,789)
Held-for-trading amortization and other	5	57	(89)	55	49	(8)	104
Total adjustments to arrive at net investment earnings	(250)	(462)	(546)	(571)	(706)	(514)	(1,277)
Total net investment earnings	$2,467	$2,466	$2,532	$2,721	$2,803	$4,610	$5,524

RECONCILIATION OF NET INVESTMENT INCOME RATE TO NET INVESTMENT EARNED RATE
US GAAP net investment income	5.17%	5.65%	5.79%	5.92%	6.10%	4.98%	6.02%
Change in fair value of reinsurance assets	0.07%	(0.08)%	0.04%	(0.02)%	(0.06)%	0.10%	(0.04)%
VIE earnings and noncontrolling interests	0.53%	0.51%	0.63%	0.56%	0.45%	0.48%	0.50%
Alternative gains (losses)	—%	—%	—%	0.01%	—%	(0.01)%	0.01%
Reinsurance impacts	(0.13)%	(0.13)%	(0.12)%	(0.12)%	(0.10)%	(0.13)%	(0.11)%
ACRA noncontrolling interests	(0.96)%	(1.30)%	(1.41)%	(1.56)%	(1.60)%	(0.93)%	(1.58)%
Held-for-trading amortization and other	0.01%	0.11%	(0.17)%	0.10%	0.08%	(0.01)%	0.09%
Total adjustments to arrive at net investment earned rate	(0.48)%	(0.89)%	(1.03)%	(1.03)%	(1.23)%	(0.50)%	(1.13)%
Net investment earned rate	4.69%	4.76%	4.76%	4.89%	4.87%	4.48%	4.89%

Average net invested assets	$210,209	$207,312	$212,761	$222,391	$230,156	$205,623	$225,913

Non-GAAP Reconciliations Unaudited (in millions, except percentages)

	Quarterly Trends					Year-to-Date
	2Q’23	3Q’23	4Q’23	1Q’24	2Q’24	2023	2024
RECONCILIATION OF BENEFITS AND EXPENSES TO COST OF FUNDS
US GAAP benefits and expenses	$12,058	$943	$7,928	$3,939	$3,637	$14,732	$7,576
Premiums	(9,041)	(26)	(3,586)	(101)	(673)	(9,137)	(774)
Product charges	(207)	(217)	(226)	(238)	(251)	(405)	(489)
Other revenues	(7)	(123)	(7)	(2)	(3)	(20)	(5)
FIA option costs	385	374	388	392	402	750	794
Reinsurance impacts	(38)	(41)	(39)	(42)	(31)	(75)	(73)
Non-operating change in insurance liabilities and embedded derivatives	(1,113)	969	(1,913)	(1,339)	(374)	(1,986)	(1,713)
Policy and other operating expenses, excluding policy acquisition expenses	(323)	(335)	(373)	(341)	(393)	(633)	(734)
AmerUs Closed Block fair value liability	17	52	(85)	15	13	(25)	28
ACRA noncontrolling interests	(379)	(311)	(610)	(692)	(577)	(666)	(1,269)
Other	85	99	117	132	130	137	262
Total adjustments to arrive at cost of funds	(10,621)	441	(6,334)	(2,216)	(1,757)	(12,060)	(3,973)
Total cost of funds	$1,437	$1,384	$1,594	$1,723	$1,880	$2,672	$3,603

RECONCILIATION OF TOTAL BENEFITS AND EXPENSES RATE TO COST OF FUNDS RATE
US GAAP benefits and expenses	22.94%	1.83%	14.90%	7.08%	6.32%	14.33%	6.71%
Premiums	(17.20)%	(0.05)%	(6.74)%	(0.18)%	(1.17)%	(8.89)%	(0.69)%
Product charges	(0.39)%	(0.42)%	(0.42)%	(0.43)%	(0.44)%	(0.39)%	(0.43)%
Other revenues	(0.01)%	(0.24)%	(0.01)%	—%	(0.01)%	(0.02)%	—%
FIA option costs	0.73%	0.72%	0.73%	0.70%	0.70%	0.73%	0.70%
Reinsurance impacts	(0.07)%	(0.08)%	(0.07)%	(0.08)%	(0.05)%	(0.07)%	(0.06)%
Non-operating change in insurance liabilities and embedded derivatives	(2.12)%	1.87%	(3.60)%	(2.41)%	(0.65)%	(1.93)%	(1.52)%
Policy and other operating expenses, excluding policy acquisition expenses	(0.61)%	(0.65)%	(0.70)%	(0.61)%	(0.68)%	(0.62)%	(0.65)%
AmerUs Closed Block fair value liability	0.03%	0.10%	(0.16)%	0.03%	0.02%	(0.02)%	0.02%
ACRA noncontrolling interests	(0.72)%	(0.60)%	(1.15)%	(1.24)%	(1.00)%	(0.65)%	(1.12)%
Other	0.15%	0.19%	0.22%	0.24%	0.23%	0.13%	0.23%
Total adjustments to arrive at cost of funds	(20.21)%	0.84%	(11.90)%	(3.98)%	(3.05)%	(11.73)%	(3.52)%
Total cost of funds	2.73%	2.67%	3.00%	3.10%	3.27%	2.60%	3.19%

Average net invested assets	$210,209	$207,312	$212,761	$222,391	$230,156	$205,623	$225,913

Non-GAAP Reconciliations Unaudited (in millions)

	Quarterly Trends					Year-to-Date
	2Q’23	3Q’23	4Q’23	1Q’24	2Q’24	2023	2024
RECONCILIATION OF POLICY AND OTHER OPERATING EXPENSES TO OTHER OPERATING EXPENSES
US GAAP policy and other operating expenses	$452	$472	$489	$459	$507	$887	$966
Interest expense	(132)	(113)	(99)	(102)	(129)	(247)	(231)
Policy acquisition expenses, net of deferrals	(129)	(137)	(116)	(118)	(114)	(254)	(232)
Integration, restructuring and other non-operating expenses	(28)	(41)	(32)	(30)	(31)	(57)	(61)
Stock compensation expenses	(13)	(13)	(46)	(13)	(11)	(29)	(24)
ACRA noncontrolling interests	(31)	(30)	(65)	(70)	(95)	(48)	(165)
Other	(1)	(15)	(11)	(10)	(11)	(8)	(21)
Total adjustments to arrive at other operating expenses	(334)	(349)	(369)	(343)	(391)	(643)	(734)
Other operating expenses	$118	$123	$120	$116	$116	$244	$232

				December 31, 2023		June 30, 2024
RECONCILIATION OF INVESTMENT FUNDS, INCLUDING RELATED PARTIES AND CONSOLIDATED VIES, TO NET ALTERNATIVE INVESTMENTS
Investment funds, including related parties and consolidated VIEs				$17,668		$19,452
Equity securities				430		436
Certain equity securities included in AFS or trading securities				201		207
Investment funds within funds withheld at interest				827		869
Royalties				14		10
Net assets of the VIE, excluding investment funds				(4,508)		(5,874)
Unrealized (gains) losses				26		60
ACRA noncontrolling interests				(2,829)		(3,319)
Other assets				(170)		(167)
Total adjustments to arrive at net alternative investments				(6,009)		(7,778)
Net alternative investments				$11,659		$11,674

Non-GAAP Reconciliations Unaudited (in millions)

	Quarterly Trends
	2Q’23	3Q’23	4Q’23	1Q’24	2Q’24
RECONCILIATION OF TOTAL INVESTMENTS, INCLUDING RELATED PARTIES, TO NET INVESTED ASSETS
Total investments, including related parties	$215,322	$214,953	$238,941	$254,239	$265,044
Derivative assets	(5,114)	(4,571)	(5,298)	(7,159)	(7,488)
Cash and cash equivalents (including restricted cash)	12,804	11,214	14,781	16,825	14,097
Accrued investment income	1,646	1,792	1,933	2,332	2,507
Net receivable (payable) for collateral on derivatives	(2,940)	(2,485)	(2,835)	(4,293)	(4,258)
Reinsurance impacts	1,046	882	(572)	(1,358)	(2,132)
VIE assets, liabilities and noncontrolling interests	13,693	14,340	14,818	14,979	15,339
Unrealized (gains) losses	20,676	25,078	16,445	17,809	18,869
Ceded policy loans	(174)	(174)	(174)	(171)	(170)
Net investment receivables (payables)	(217)	(375)	11	(950)	(252)
Allowance for credit losses	536	592	608	615	682
Other investments	(43)	(37)	(41)	(31)	(23)
Total adjustments to arrive at gross invested assets	41,913	46,256	39,676	38,598	37,171
Gross invested assets	257,235	261,209	278,617	292,837	302,215
ACRA noncontrolling interests	(43,565)	(53,114)	(61,190)	(65,482)	(69,258)
Net invested assets	$213,670	$208,095	$217,427	$227,355	$232,957

RECONCILIATION OF TOTAL LIABILITIES TO NET RESERVE LIABILITIES
Total liabilities	$256,203	$255,734	$279,344	$297,423	$308,295
Debt	(3,642)	(3,634)	(4,209)	(5,740)	(5,733)
Derivative liabilities	(1,753)	(1,892)	(1,995)	(2,429)	(3,212)
Payables for collateral on derivatives and short-term securities to repurchase	(6,979)	(4,786)	(4,370)	(5,481)	(7,210)
Other liabilities	(1,712)	(2,324)	(2,590)	(4,195)	(4,839)
Liabilities of consolidated VIEs	(1,189)	(1,255)	(1,115)	(1,082)	(1,526)
Reinsurance impacts	(9,115)	(8,918)	(8,574)	(9,277)	(9,876)
Policy loans ceded	(174)	(174)	(174)	(171)	(170)
Market risk benefit asset	(433)	(431)	(377)	(383)	(371)
ACRA noncontrolling interests	(37,775)	(46,576)	(56,651)	(60,142)	(63,810)
Total adjustments to arrive at net reserve liabilities	(62,772)	(69,990)	(80,055)	(88,900)	(96,747)
Net reserve liabilities	$193,431	$185,744	$199,289	$208,523	$211,548